CALVERT INCOME FUND

Dear Shareholder:
     This annual report of the Calvert Income Fund covers the 12-month period ended September 30, 1996. From the fourth quarter of 1995 into the first quarter 1996, the economy continued to expand at a modest pace. The Federal Reserve continued to maintain an easy monetary policy and, in late January, took steps to lower short-term interest rates. In the second quarter of 1996, the economy appeared to gain momentum, which heightened fears of inflation and increased the likelihood of a rise in interest rates. This brought about a decline in stock prices at midyear. Bond yields had trended higher during that period in anticipation of this type of strengthening, so the bond market didn't jolt as sharply.
     For the third quarter of 1996, economic growth appeared to moderate. Reports of retail sales and personal consumption pointed to a benign level of inflation. And, the most common indexes of price changes, the consumer price index and producer price index, did not indicate a build up of inflationary pressures. Bond prices were choppy for the last three months of this reporting period, generally declining going into the months and gaining ground in the last days of the months.
     Stocks closed the 12-month period with strong returns, as measured by the Standard & Poor's 500 Stock Index, which generated a one-year return of 20%. Long-term bonds, in general, turned in flat or just slightly negative returns. Money market rates continued to slide during the final quarter of 1995 and into the first quarter of 1996, then reversed course and moved higher on expectations of tighter monetary policy.

Fund Strategy and Performance
     For the 12-month period, the Fund's return was in-line with that of its benchmark. We lagged for the six-month period due to the Fund's slightly shorter than average maturity. This meant that while prices of Fund securities did not decline as much when long-term rates trended higher early in the year, they did not benefit fully from the little rallies in the bond market that occurred during the last quarter of this period.
     We maintained the Fund's broad diversification by type of security. At period end, roughly 33% of assets were invested in corporate bonds, 26% in mortgage-backed securities, 19% in U.S. Government and Government agency issues and 14% in taxable municipal securities.
     At each opportunity to invest Fund assets, we scoured the market for unique issues that enhanced the Fund's yield without significantly increasing credit risk or interest rate sensitivity. In the corporate sector, we were able to identify issues that were poised to benefit from positive credit developments. We invested early and benefited as increased demand tightened the yield spreads. Among mortgages, we sought those with positive collateral and prepayment characteristics, which helped to decrease the effect of changes in interest rates on the Fund's share price. We also added a few taxable revenue bonds that offered a yield advantage as well as favorable pricing characteristics.
Outlook
     Over the short-term, we expect the bond market will exhibit considerable short-term volatility as investors attempt to gauge the strength of the economy and determine the outlook for interest rates. Our longer-term view is that yields will eventually break out of the range in which they have been trading over the past 12 months and trend a bit higher. Accordingly, the portfolio is defensively structured.
     We appreciate your investment in the Fund.

Sincerely,




Clifton S. Sorrell
President
October 17, 1996


                                                   Portfolio Statistics

                                                     Maturity Schedule
    % of Portfolio                               9/30/96       3/31/96
--------------------------------------------------------------------------------
    Less than 1 Year                                 1%            15%
    1-5 Years                                       10%             5%
    5-10 Years                                      30%            38%
    10-20 Years                                     28%            20%
    20-30 Years                                     27%            20%
    30 Years and Above                               4%             2%
      Weighted Average                         15 years       13 years


                                                        SEC Yields
    Thirty Days Ended                            9/30/96       3/31/96
----------------------------------------------------------------------------
    A Shares                                      5.68%          5.21%
    C Shares                                      3.84%          3.23%
                                               Average Annual Total Returns
                                           for periods ended September 30, 1996
    Class A Shares                         Class C Shares
    One Year                   .28%        One Year                 1.96%
    Five Years                6.35%        Since Inception (3/94)   2.51%
    Ten Years                 7.76%
                                                  Performance Comparison
                            Comparison of change in value of $10,000 investment.

     Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.


                                             Report of Independent Accountants

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

     We have audited the accompanying statement of net assets of Calvert Income Fund (one of the portfolios comprising The Calvert Fund), as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993, were audited by other auditors whose report dated October 29, 1993, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Fund as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 8, 1996


                                                     Principal
 Debt Securities - 94.8%                                Amount       Value
--------------------------------------------------------------------------------

Corporate Bonds - 33.2%
Arvin Industries Inc. 6.875%, 2/15/01             $2,000,000    $1,945,460
Continental Valorem Corp. (Optional Put),
6.40%, 6/1/13                                        700,000       700,000
Dean Witter Discover & Co., 6.75%, 10/15/13        2,000,000     1,805,200
First National Bank of Omaha, 7.32%, 12/1/10       1,000,000       945,890
First Union Corp., 6.55%, 10/15/35                 1,000,000       948,320
General Motors Corp., 7.10%, 3/15/06               1,000,000       985,650
K-Mart Corp., 6.00%, 1/1/08                          315,000       186,637
Leland Stanford Jr. University, 7.65%, 6/15/26     1,000,000     1,027,020
Nationwide Mutual Insurance, 7.50%, 2/15/24          650,000       588,100
Pacific Bell, 7.375%, 7/15/43                      1,000,000       945,440
Parker & Parsley Petro Co.,  8.875%, 4/15/05       2,000,000     2,169,360
Union Carbide Corp., 6.79%, 6/1/25                 1,000,000       969,910
USG Corp., 8.50%, 8/1/05                           2,000,000     2,020,000
-------------------------------------------------------------------------------
                                                                15,236,987

Mortgage Securities - 25.6%
Advanta Mortgage Loan Trust Series 1993-4,
5.50%, 3/25/10                                        1,091,210       1,031,535
Federal Home Loan Mortgage Corp., CMO Series 1605,
   5.125%, 8/15/06                                       1,949,813    1,898,962
Federal Home Loan Mortgage Corp., CMO Series A,
   11.875%, 6/15/13                                         17,999       18,687
Federal Home Loan Mortgage Corp., CMO Series 1560,
   6.60%, 10/15/22                                       1,000,000      930,700
Federal National Mortgage Assn., CMO Series 1993-211 PH,
   6.00%, 3/25/08                                        1,000,000       938,550
Federal National Mortgage Assn., CMO Series 1993-122 C,
   6.50%, 2/25/23                                         1,500,000    1,343,835
Federal National Mortgage Assn., Pool 318715,
7.00%, 8/1/25                                             1,908,941    1,844,514
Government National Mortgage Assn., Pool 137518,
   11.00%, 10/15/15                                           2,748        3,073
Prudential Home Mortgage Securities, 6.75%, 12/26/23     1 ,000,000      852,130
Vendee Mortgage Trust, 7.00%, 5/15/08                     1,000,000      968,420
Vendee Mortgage Trust, 6.75%, 9/15/09                     1,000,000      994,336
Vendee Mortgage Trust, 6.75%, 4/15/22                     1,000,000      900,312
Washington Mutual Savings Bank, Mortgage pass-thru,
   9.00%, 5/25/08                                            29,577       29,577
-----------------------------------------------------------------------------
                                                                      11,754,631

Municipal Bonds - 13.8%
Arkansas Development Financial Authority CMO,
 6.80%, 2/15/10                                            600,000       568,578
Chicksaw Nation Oklahoma Certificate of Participation,
   10.00%, 8/1/03                                        1,310,000     1,335,493
Maryland State Economic Development Corp.,
8.00%, 10/1/05                                           1,000,000       995,560
Maryland State Economic Development Corp.,
 8.625, 10/1/19                                            750,000       760,410
Miami Beach Redevelopment Agency, 8.80%, 12/1/15         2,000,000     2,088,400
Texas Veterans Housing Fund II General Obligation,
7.35%, 12/1/21                                             600,000       565,308
--------------------------------------------------------------------------------
                                                                      6,313,749
                                                     Principal
 Debt Securities (Cont'd)                               Amount       Value
---------------------------------------------------------------------

U.S. Government Agency Obligations - 18.9%
Federal Home Loan Mortgage Corp., 6.80%, 5/14/99     $1,000,000       $1,004,610
Federal National Mortgage Assn., 5.94%, 12/12/05      1,000,000          929,980
Small Business Administration, 8.05%, 6/1/12          1,694,794        1,711,912
Small Business Administration, 7.70%, 7/1/16          2,500,000        2,538,250
United States Treasury Notes, 7.50%, 10/31/99         1,400,000        1,446,004
United States Treasury Notes, 7.00%, 7/15/06          1,000,000        1,020,280
-----------------------------------------------------------------------------
                                                                       8,651,036

Yankee Dollar Denominated Bonds - 2.2%
Petroliam Nasional Berhad, 7.125%, 8/15/05            1,000,000          992,446
--------------------------------------------------------------------------------
                                                                         992,446

Repurchase Agreements - 1.1%
Donaldson, Lufkin, Jenrette, 5.70%, dated 9/30/96,
 due 10/1/96
   (Collateral:  $510,204 Refunding Corp. STRIPS,
10/15/19)                                               500,000          500,000
--------------------------------------------------------------------------
                                                                         500,000
-------------------------------------------------------------------------------

   Total Debt Securities (Cost $43,836,700)                           43,448,849
--------------------------------------------------------------------------------

 Equity Securities - 3.1%                               Shares
-----------------------------------------------------------------------------

Preferred Stocks
Australian & New Zealand Bank                          13,000      349,375
Bankers Trust NY                                       15,000      371,250
ELF Overseas, Ltd., Series A                           12,500      328,125
Santander Oversea Bank, Inc., Series D                 15,000      369,375
--------------------------------------------------------------------------------

   Total Equity Securities (Cost $1,388,250)                     1,418,125
-------------------------------------------------------------------------------

     TOTAL INVESTMENTS (Cost $45,224,950) - 97.9%               44,866,974
                  Other assets and liabilities, net - 2.1%         942,805
-----------------------------------------------------------------------------
     Net Assets - 100%                                          $45,809,779
================================================================================

 Net Assets Consist of:
--------------------------------------------------------------------------------

 Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
   Class A: 2,697,580 shares outstanding                        $45,278,060
   Class C: 85,142 shares outstanding                             1,386,545
Accumulated net realized gain (loss) on investments               (496,850)
Net unrealized appreciation (depreciation) on investments         (357,976)
--------------------------------------------------------------------------------
   Net assets                                                   $45,809,779
-------------------------------------------------------------------------------

 Net Asset Value per Share
--------------------------------------------------------------------------------

 Class A (based on net assets of $44,431,125)                        $16.47
================================================================================
 Class C (based on net assets of $1,378,654)                         $16.19


 Net Investment Income
--------------------------------------------------------------------------------

Investment Income
   Interest income                                               $3,119,286
   Dividend income (net of foreign taxes of $10,658)                104,154
--------------------------------------------------------------------------------
     Total investment income                                      3,223,440
--------------------------------------------------------------------------------

Expenses
   Investment advisory fee                                          311,154
   Transfer agency fees and expenses                                 82,542
   Distribution Plan expenses:
     Class A                                                         64,681
     Class C                                                         13,298
   Trustees' fees and expenses                                        4,175
   Custodian fees                                                    14,196
   Registration fees                                                 34,504
   Reports to shareholders                                           32,224
   Professional fees                                                 13,763
   Miscellaneous                                                     19,062
----------------------------------------------------------------------------
     Total expenses                                                 589,599
     Fees paid indirectly                                           (14,196)
-------------------------------------------------------------------------------
        Net expenses                                                575,403
-------------------------------------------------------------------------------
         Net Investment Income                                    2,648,037

 Realized and Unrealized Gain (Loss) on
 Investments
--------------------------------------------------------------------------------

Net realized gain (loss)                                             83,953
Change in unrealized appreciation or depreciation                  (889,184)
--------------------------------------------------------------------------------

         Net Realized and Unrealized Gain
         (Loss) on Investments                                     (805,231)
--------------------------------------------------------------------------------

         Increase (Decrease) in Net Assets
         Resulting From Operations                               $1,842,806
==========================================================================


Increase (Decrease) in Net Assets
-------------------------------------------------------------------
Operations
   Net investment income (loss)                     $2,648,037   $3,017,175
   Net realized gain (loss)                             83,953     (197,657)
   Change in unrealized appreciation or depreciation  (889,184)   3,274,958
--------------------------------------------------------------------------------

   Increase (Decrease) in Net Assets
   Resulting From Operations                         1,842,806    6,094,476
--------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income:
     Class A Shares                                 (2,606,323)  (2,966,046)
     Class C Shares                                    (54,133)     (38,710)
   Distribution in excess of net realized gain:
     Class A Shares                                    (62,966)          --
     Class C Shares                                     (1,516)          --
--------------------------------------------------------------------------------
   Total distributions                              (2,724,938)  (3,004,756)
------------------------------------------------------------------------------

Capital share transactions:
   Shares sold:
     Class A Shares                                  4,750,562    5,198,976
     Class C Shares                                  1,203,271      565,580
   Shares issued from merger:
     Class A Shares                                  7,603,794            -
     Class C Shares                                    303,797            -
   Reinvestment of distributions:
     Class A Shares                                  2,243,906    2,746,478
     Class C Shares                                     54,829       34,511
   Shares redeemed:
     Class A Shares                                (11,964,864) (14,290,345)
     Class C Shares                                   (905,976)    (291,420)
--------------------------------------------------------------------------------
   Total capital share transactions                  3,289,319   (6,036,220)
------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets              2,407,187   (2,946,500)

Net Assets
--------------------------------------------------------------------------------
Beginning of year                                   43,402,592   46,349,092
--------------------------------------------------------------------------------
End of year (including undistributed net investment
   income of $0 and $12,419, respectively)         $45,809,779  $43,402,592
================================================================================

 Capital Share Activity
--------------------------------------------------------------------------------

Shares sold:
   Class A Shares                                      284,027      322,555
   Class C Shares                                       72,532       35,781
Shares issued from merger:
   Class A Shares                                      461,675            -
   Class C Shares                                       18,753            -
Reinvestment of distributions:
   Class A Shares                                      134,740      172,149
   Class C Shares                                        3,352        2,165
Shares redeemed:
   Class A Shares                                     (717,676)    (889,362)
   Class C Shares                                      (55,738)     (18,136)
---------------------------------------------------------------------------
Total capital share activity                           201,665     (374,848)
================================================================================




Note A--Significant Accounting Policies
     General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
     On May 23, 1996, the net assets of Calvert U.S. Government Fund were merged into the Fund. The acquisition was accomplished by a tax free exchange of 480,428 shares of the Fund (valued at $7,907,591) for the 555,054 shares of the U.S. Government Fund outstanding at May 23, 1996. The U.S. Government Fund's net assets at that date, including $172,000 of unrealized depreciation and $328,884 of undistributed realized net losses were combined with those of the Fund. The aggregate net assets of the Fund and U.S. Government Fund immediately before the acquisition were $40,339,463 and $7,910,153, respectively.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. The fund maintains liquid assets sufficient to cover, on a daily basis, the current values of written options.

     Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B--Related Party Transactions

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .70% of the Fund's average daily net assets.

     The Advisor reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $15,770 as its portion of the commissions charged on sales of the Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus up to $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.


Note C--Investment Activity

     During the year, purchases and sales of investments, other than short-term securities, were $60,639,594 and $62,530,422, respectively.

     The cost of investments owned at September 30, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $357,976, of which $474,824 related to appreciated securities and $832,800 related to depreciated securities.

     Net realized capital loss carryforwards acquired in the merger of the U.S. Government Fund, of approximately $329,000, may be utilized to offset current or future capital gains for federal income tax purposes, until expiration in 2001 through 2002.


Note D--Subsequent Event

     Effective October 29, 1996, all outstanding Class C shares in the Fund will be converted automatically into an equivalent value of Class A shares. This transaction is a non-taxable exchange and no sales charge will be applied to the Class A shares issued.


 Class A Shares
--------------------------------------------------------------------------------

Net asset value, beginning                   $16.82        $15.68        $18.41
================================================================================
Income from investment operations
   Net investment income                       1.01          1.11          1.16
   Net realized and unrealized gain (loss)     (.32)         1.14         (2.42)
--------------------------------------------------------------------------------
     Total from investment operations           .69          2.25        (1.26)
--------------------------------------------------------------------------------
Distributions from
   Net investment income                      (1.01)        (1.11)       (1.16)
   In excess of net realized gain              (.03)           --         (.31)
-----------------------------------------------------------------------------
     Total distributions                      (1.04)        (1.11)       (1.47)
--------------------------------------------------------------------------------
Total increase (decrease) in net asset value   (.35)         1.14        (2.73)
--------------------------------------------------------------------------------
Net asset value, ending                      $16.47        $16.82       $15.68
================================================================================

Total return*                                  4.21%        14.90%     (6.94%)
================================================================================
Ratios to average net assets:
   Net investment income                  6.02%         6.89%         6.86%
================================================================================
   Total expenses                         1.26%         1.26%             -
================================================================================
   Net expenses                           1.23%         1.23%         1.07%
Portfolio turnover                         153%          135%           34%
Net assets, ending (in thousands)       $44,431       $42,637       $45,936
Number of shares outstanding,
   ending (in thousands)                  2,698         2,535         2,929
================================================================================


 Class A Shares
------------------------------------------------------------------------------

Net asset value, beginning                             $17.50        $16.61
================================================================================
Income from investment operations
   Net investment income                                 1.23          1.28
   Net realized and unrealized gain (loss)                .91           .89
--------------------------------------------------------------------------------
     Total from investment operations                    2.14          2.17
--------------------------------------------------------------------------------
Distributions from
   Net investment income                               (1.23)        (1.28)
   Net realized gain                                       -            -
--------------------------------------------------------------------------------
     Total distributions                               (1.23)        (1.28)
-----------------------------------------------------------------------------
Total increase (decrease) in net asset value              .91           .89
-------------------------------------------------------------------------------
Net asset value, ending                                $18.41        $17.50
============================================================================

Total return*                                           12.74%        13.66%
================================================================================
Ratios to average net assets:
   Net investment income                                6.93%          7.59%
================================================================================

   Total expenses                                           -            -
================================================================================
   Net expenses                                         1.00%          1.04%
================================================================================
Portfolio turnover                                        25%           18%
===============================================================================
Net assets, ending (in thousands)                     $53,134       $43,494
Number of shares outstanding,
   ending (in thousands)                                2,886         2,486
==============================================================================


 Class C Shares
--------------------------------------------------------------------------------

Net asset value, beginning                   $16.56      $15.63      $17.35
=============================================================================
Income from investment operations
   Net investment income                        .74         .81         .57
   Net realized and unrealized gain (loss)     (.42)        1.09      (1.67)
--------------------------------------------------------------------------------
     Total from investment operations           .32         1.90      (1.10)
-------------------------------------------------------------------------------
Distributions from
   Net investment income                      (.66)       (.97)       (.62)
   In excess of net realized gain             (.03)         --           -
-------------------------------- --------------------------------------------
     Total distributions                      (.69)       (.97)       (.62)
--------------------------------------------------------------------------------
Total increase (decrease) in net asset value  (.37)        .93       (1.72)
--------------------------------------------------------------------------------
Net asset value, ending                      $16.19      $16.56      $15.63
================================================================================


Total return*                                  1.96%      12.58%     (5.47%)
================================================================================
Ratios to average net assets:
   Net investment income                      3.96%       4.71%    5.62%(a)
==============================================================================
   Total expenses                             3.37%       3.37%          --
==============================================================================
   Net expenses                               3.34%       3.34%    2.65%(a)
   Expenses reimbursed                            -        .69%    7.29%(a)
Portfolio turnover                             153%        135%         34%
Net assets, ending (in thousands)            $1,379        $766        $413
Number of shares outstanding,
     ending (in thousands)                       85          46          26
===========================================================================


                                                    Calvert Income fund
                                             Prospectus dated January 31, 1996

                                             Date of Supplement: July 31, 1996


     Effective August 1996, Steve Van Order is no longer the portfolio manager for Calvert Income Fund. Please replace the paragraph at page 10 of the prospectus with the following:

The Fund is managed by a committee of the Advisor's fixed-income portfolio managers.



                                                    To Open an Account:
 ..........................................................................

                                                       800-368-2748

                                                    Yields and Prices:
 ............................................................................

                                                Calvert Information Network
                                                  24 hours, 7 days a week
                                                       800-368-2745

                                                        Service for
                                                     Existing Account:
 .............................................................................

                                                Shareholders: 800-368-2745
                                                   Brokers: 800-368-2746

                                                      TDDfor Hearing
                                                         Impaired:
 ...............................................................................

                                                       800-541-1524

                                                      Branch Office:
 ................................................................................

                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814

                                                   Registered, Certified
                                                    or Overnight Mail:
 ................................................................................

                                                       Calvert Group
                                                    c/o NFDS, 6th Floor
                                                      1004 Baltimore
                                                Kansas City, MO 64105-1807

                                                         Web Site
 ...........................................................................

                                           Address: http://www.calvertgroup.com

                                                         Principal
                                                       Underwriter:
 ...........................................................................

                                                Calvert Distributors, Inc.
                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814